UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                             FORM 8-A

       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
              PURSUANT TO SECTION 12(B) OR (G) OF
              THE SECURITIES EXCHANGE ACT OF 1934

                         EMAGINOS, INC.
       Exact Name of Registrant as Specified in its Charter)


Virginia                               36-4703558
(State of Incorporation           (I.R.S. Employer Identification No.)
or Organization)

             13428 Maxella Avenue, #144
           Marina Del Rey, California         90292
     (Address of principal executive offices) (Zip code)


Securities to be registered pursuant to
		Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box.

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following.
                                                       X

Securities Act registration statement file number to which this form relates: 333-228248

Securities to be registered pursuant to Section 12(g) of the Act:

                    Title of each class
                    to be so registered
                    -------------------

                    Common Stock,
                    par value $0.0001 per share


         INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Emaginos, Inc. (the "Registrant") hereby incorporates by reference the description of its Common Stock, to be registered hereunder contained under the heading "Description of Securities" in the Registrant's Registration Statement on FormS-1 (File No. 333-228248), as originally filed with the Securities and Exchange Commission on November 7, 2018, as subsequently amended and declared effective by the Securities and Exchange Commission on April 8, 2019.

Item 2. Exhibits.

The following exhibits are incorporated herein by reference:

Exhibit       Description         Reference
---------   ---------------     ------------------

3.1         Certificate of           Incorporated herein by
            Incorporation           reference to Exhibit 3.1 to
                                   Form S-1 filed on November 7, 2018.




                           SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: May 13, 2019                       EMAGINOS, INC.

                                         By:  /s/ Scott Taub
                                              Chief Executive Officer